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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 5, 1999


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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    Delaware                         0-26802                   58-2360335
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(STATE OR OTHER                 (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.

         Checkfree Holdings Corporation, a Delaware corporation (the "Company"), has amended its stockholder rights plan. Amendment No. 1 to the Rights Agreement, dated February 5, 1999, by and between the Company and The Fifth Third Bank, as Rights Agent, is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      EXHIBITS.

             Exhibit No.                        Description

                 4.1 Amendment No. 1 to the Rights Agreement, dated as of February 5, 1999, between Checkfree Holdings Corporation and The Fifth Third Bank, as Rights Agent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHECKFREE HOLDINGS CORPORATION



Date: February 12, 1999                   By: /s/ Peter J. Kight
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                                              Peter J. Kight, Chairman of the
                                              Board, President, and Chief
                                              Executive Officer




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                                  EXHIBIT INDEX


         Exhibit No.                        Description

         4.1 Amendment No. 1 to the Rights Agreement, dated as of February 5, 1999, between Checkfree Holdings Corporation and The Fifth Third Bank, as Rights Agent.